SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2003

Date of Report

(Date of earliest event reported)

Brio Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23997	77-0210797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4980 Great America Parkway

Santa Clara, CA 95054

(Address of principal executive offices, with zip code)

(408) 496-7400

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits:

99.1	Craig D. Brennan’s Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Craig B. Collins’s Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure

In connection with the Annual Report of Brio Software, Inc. (the “Company”) on Form 10-K for the year ending March 31, 2003, the Company is hereby separately filing with the Securities and Exchange Commission the required certifications from the Company’s Chief Executive Officer and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brio Software, Inc.

Date: June 30, 2003	By:	/s/ Craig Collins
Craig Collins Chief Financial Officer and Executive Vice President, Corporate Development

EXHIBIT INDEX

99.1	Craig D. Brennan’s Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Craig B. Collins’s Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.